UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2021

Huttig Building Products, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14982	43-0334550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Maryville University Dr., Suite 400, St. Louis, MO	63141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (314) 216-2600

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common, par value $0.01 per share	HBP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Huttig Building Products, Inc. (the “Company”) entered into a Second Amended and Restated Executive Agreement with Mr. Jon Vrabely on May 10, 2021 (the “Agreement”). Mr. Vrabely has served as the President and Chief Executive Officer of the Company since January 1, 2007. The Agreement includes the following changes to the previous agreement: (i) extends the term of Mr. Vrabely’s employment until December 31, 2021, with the Agreement renewing automatically for additional one-year periods, unless either party provides written notice of non-renewal at least 90 days’ prior to the expiration of the term; (ii) increases Mr. Vrabely’s base salary to $630,000; and (iii) provides that Mr. Vrabely’s long-term incentive (“LTI”) cash performance awards will vest upon termination of the Agreement. Mr. Vrabely will be paid for the full projected 3-year performance of the outstanding LTI awards based on the actual performance through the date of termination instead of calculating the outstanding LTI awards on a pro rata basis during the year of termination. The LTI cash performance awards are to be paid in a lump sum within 30 days of termination. For additional terms of the Agreement, please see the Company’s Schedule 14A filed March 15, 2021, subject to the amendments described herein.

The foregoing description of the Agreement is qualified in its entirety by the text of such Agreement, a copy of which is attached as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are attached herewith:

Exhibit No.	Description

10.1	Second Amended and Restated Employment Agreement dated May 10, 2021 by and between Huttig Building Products, Inc. and Jon P. Vrabely

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Huttig Building Products, Inc.
(Registrant)

Date: May 11, 2021
/s/ Jon P. Vrabely
Jon P. Vrabely
President and Chief Executive Officer